                                                  Exhibit 24 Powers of Attorney.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Kerrii B. Anderson
                                  ----------------------------------------------
                                  Kerrii B. Anderson

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Ernest S. Hayeck
                                  ----------------------------------------------
                                  Ernest S. Hayeck

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Janet Hill
                                  ----------------------------------------------
                                  Janet Hill

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                   /s/Paul D. House
                                   ---------------------------------------------
                                   Paul D. House

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Ronald V. Joyce
                                  ----------------------------------------------
                                  Ronald V. Joyce

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Thomas F. Keller
                                  ----------------------------------------------
                                  Thomas F. Keller

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/William E. Kirwan
                                  ----------------------------------------------
                                  William E. Kirwan

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/True H. Knowles
                                  ----------------------------------------------
                                  True H. Knowles

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/David P. Lauer
                                  ----------------------------------------------
                                  David P. Lauer

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Andrew G. McCaughey
                                  ----------------------------------------------
                                  Andrew G. McCaughey

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Ronald E. Musick
                                  ----------------------------------------------
                                  Ronald E. Musick

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/James V. Pickett
                                  ----------------------------------------------
                                  James V. Pickett

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/John T. Schuessler
                                  ----------------------------------------------
                                  John T. Schuessler

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/Thekla R. Shackelford
                                  ----------------------------------------------
                                  Thekla R. Shackelford

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints Kerrii B. Anderson, John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2001.



                                  /s/R. David Thomas
                                  ----------------------------------------------
                                  R. David Thomas